UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2025

CDT Equity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41245	87-3272543
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4851 Tamiami Trail North, Suite 200, Naples, FL	34103
(Address of principal executive offices)	(Zip Code)

(646) 491-9132

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CDT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock	CDTTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Consulting Agreement with Thesprogen, PC

On December 28, 2025, CDT Equity, Inc. (the “Company” or “CDT”) and Thesprogen, PC (“Thesprogen”) entered into a Consulting Agreement (the “Thesprogen Agreement”) pursuant to which Thesprogen will evaluate the Company’s recent pre-clinical data on AZD1656, devise strategies to optimize pre-clinical development including possible human organ models in COPD or Fibrosis (IPF, NASH, Kidney), and devise strategies to optimize the Company’s press releases and public messaging. The Thesprogen Agreement is for a term of six months, unless terminated earlier in accordance with its terms, and contains customary representations and warranties. Effective December 29, 2025, in exchange for the $155,000 of consideration to be paid by the Company under the Thesprogen Agreement, CDT issued to Thesprogen 108,392 shares (the “Thesprogen Shares”) of its common stock, par value $0.0001 (the “Common Stock”) valued at the closing price of the Common Stock immediately preceding execution of the Thesprogen Agreement.

Consulting Agreement with NJS Foresight Bio-Advisory, LLC

On December 29, 2025 (the “Effective Date”) the Company and NJS Foresight Bio-Advisory, LLC (“NJS”) entered into a Consulting Agreement (the “NJS Agreement,” together with the Thesprogen Agreement, the “Agreements”) pursuant to which NJS will provide advisory and business development services to the Company focused on the identification, introduction and support of potential licensing partners in connection with the out-licensing of the Company’s asset portfolio. The NJS Agreement is for a term of twelve months, unless terminated earlier in accordance with its terms, and contains customary representations and warranties. As consideration for NJS’s services, CDT has agreed to pay a one-time fixed retainer of $150,000 on the Effective Date (the “Initial Retainer”) and a commission fee for each out-licensing transaction, partnership or definitive agreement (each, a “Transaction”) executed by the Company during the twelve-month period following the Effective Date equal to 8% of the total announced value, defined as the total aggregate value of the deal as publicly announced or as stipulated in the definitive licensing agreement, of each Transaction (the “Commission Fee”). In addition, CDT has agreed to pay NJS a Commission Fee for any Transaction executed during the twelve-month period immediately following the termination of the NJS Agreement only if the Transaction partner was first introduced by NJS during the term of the NJS Agreement and the Transaction was initiated and materially negotiated by NJS during the term of the NJS Agreement. Pursuant to the NJS Agreement, the Initial Retainer and any Commission Fees are payable in cash or common stock at the Company’s election. On the Effective Date, in exchange for the Initial Retainer, CDT issued to NJS 104,896 shares of Common Stock (the “NJS Shares”) valued at the closing price of the Common Stock immediately preceding execution of the NJS Agreement.

The Thesprogen Agreement and NJS Agreement are attached as Exhibits 10.1 and 10.2, respectively. The descriptions of the terms of the Thesprogen Agreement and the NJS Agreement are not intended to be complete and are qualified in their entirety by reference to such exhibits. The Agreements contain customary representations, warranties and covenants by the Company which were made only for the purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

The Company issued the Thesprogen Shares and NJS Shares in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Rule 506 of Regulation D promulgated thereunder, and applicable state securities laws. Neither the issuance of the Thesprogen Shares nor the NJS Shares have been registered under the Securities Act, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. CDT relied upon representations, warranties, certifications and agreements of each of Thesprogen and NJS in support of the satisfaction of the conditions contained in Section 4(a)(2) and/or Rule 506 of the Securities Act or Regulation D thereunder.

Item 7.01	Regulation FD Disclosure.

On January 2, 2026, the Company issued a press release announcing the NJS Agreement. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing under the Securities Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained therein.

Forward-Looking Statements

This Current Report includes forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “will” and “expected”, or the negative of such terms, or other comparable terminology, and include statements about the Agreements and the impacts, if any, on the Company. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this Current Report, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, or to reflect any change in our expectations with regard thereto or any other change in events, conditions, or circumstances on which any such statement is based, except to the extent otherwise required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Consulting Agreement, dated December 28, 2025, between CDT Equity, Inc. and Thesprogen, PC.
10.2	Consulting Agreement, dated December 29, 2025, between CDT Equity, Inc. and NJS Foresight Bio-Advisory, LLC.
99.1	Press Release, dated January 2, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDT EQUITY INC.

January 2, 2026	By:	/s/ Andrew Regan
	Name:	Andrew Regan
	Title:	Chief Executive Officer